Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Opportunities Fund

(the “Fund”)

Supplement dated July 13, 2023 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2022, as supplemented and amended to date

At a meeting held on July 10-11, 2023 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved the termination of Massachusetts Financial Services Company and Delaware Investments Fund Advisers (along with its sub-subadvisor affiliates Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited) as subadvisers to the Fund. The Board also approved the appointment of Invesco Advisers, Inc. (“Invesco”) and Wellington Management Company LLP (“Wellington”) as subadvisers to the Fund. The Board also approved changes to the Fund’s principal investment strategies and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s subadvisers, principal investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about September 28, 2023 (the “Effective Date”). On the Effective Date, the following changes are expected to become effective:

Each of the Fund’s subadvisers will manage a portion of the Fund’s assets using different investment strategies and techniques.

One subadviser employs a bottom-up approach security selection, emphasizing those that it believes to represent above-average potential for capital appreciation, based on fundamental research and analysis. The subadvisor seeks to develop a portfolio that is broadly diversified across issuers, countries, industries and even styles. The portfolio therefore will include stocks that are considered to be either growth stocks or value stocks. Because the subadvisor’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price to earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, may emphasize either growth stocks or value stocks.

The other subadviser will evaluate investment opportunities also using a bottom-up investment approach. Their approach includes fundamental analysis of a company’s financial statements, management record and structure, operations, product development and industry competitive position. In addition, the subadvisor may also look for companies with conservatively-capitalized balance sheets, high and consistent internal rates of return, and a favorable market position within healthy and growing industries. These factors may vary in particular cases and may change over time. The subadvisor considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The subadvisor monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

At the Meeting, the Board approved an Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and each of Invesco and Wellington with respect to the Fund, which will become effective on the Effective Date (the “Subadvisory Agreements”). The Board also approved an advisory fee waiver agreement (the “Advisory Fee Waiver Agreement”) between VALIC and VALIC Company I, on behalf of the Fund, through September 30, 2024. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive a portion of its advisory fee so that the fee payable by the Fund to VALIC equals 0.87% on the first $100 million of the Fund’s average daily net assets, 0.77% on the next $650 million, and 0.72% on average daily net assets over $750 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Invesco, Wellington and their respective Subadvisory Agreements.

An updated prospectus will be mailed to shareholders of the Fund once the above changes become effective. The updated prospectus will reflect the changes to the Fund’s principal investment strategies and techniques, and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.